UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2026

ARMADA ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43132	98-1885131
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602
Philadelphia, Pennsylvania United States of America	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 543-6886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	AACIU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	AACI	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AACIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

General

On October 31, 2026, Armada Acquisition Corp. III, a Cayman Islands exempted company (“SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Armada Sponsor III, LLC, a Delaware limited liability company (the “Sponsor”), Brains Bioceutical Corp., a company existing under the laws of British Columbia (“Brains” or the “Company,” which term, following the Amalgamation (as defined below), refers to the entity resulting from the Amalgamation), and Brains Therapeutics Corp., a company incorporated under the laws of British Columbia (“PubCo”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Business Combination Agreement.

The Business Combination Agreement

Structure of the Proposed Transactions

The Business Combination Agreement contemplates that the proposed business combination among Brains, SPAC and PubCo (the “Business Combination”) will be completed through, among others, the following series of transactions:

•

prior to the effectiveness of the Registration Statement (as defined below), PubCo will incorporate (A) a company under the laws of British Columbia as a wholly owned subsidiary of PubCo (“Can Merger Sub”) and (B) a Cayman Islands exempted company as a wholly owned subsidiary of PubCo (“Cayman Merger Sub”), each of which will become a party to the Business Combination Agreement pursuant to a joinder agreement;

•

immediately prior to the Cayman Merger (as defined below), each outstanding Class B ordinary share of SPAC, par value $0.0001 per share (the “SPAC Class B Shares”), will be exchanged for one Class A ordinary share of SPAC, par value $0.0001 per share (the “SPAC Class A Shares”) (the “Class B Conversion”);

•

on the day that is one Business Day prior to the closing (the “Closing,” and the date of the Closing, the “Closing Date”) of the Transactions contemplated by the Business Combination Agreement (the “Business Combination”), Cayman Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “Cayman Merger”), and, as a result thereof, (A) each SPAC Class A Share issued and outstanding immediately prior to the Cayman Merger (excluding any Dissenting SPAC Shares) will be exchanged for one common share of PubCo (the “PubCo Shares”), (B) SPAC will become a wholly owned subsidiary of PubCo and (C) each outstanding ordinary share of Cayman Merger Sub will be exchanged for one SPAC Class A Share;

•

concurrently with the Cayman Merger, PubCo will assume the outstanding warrants to purchase SPAC Class A Shares (the “SPAC Warrants”) pursuant to a warrant assignment, assumption and amendment agreement (the “Warrant Assignment, Assumption and Amendment Agreement”), and such warrants will become warrants to purchase PubCo Shares (the “PubCo SPAC Warrants”). PubCo will also redeem the initial PubCo Shares held by its formation shareholder (such transactions, together with the Cayman Merger, the “Cayman Reorganization”);

•

following the Cayman Reorganization, SPAC will elect to be classified for U.S. federal income tax purposes as an entity disregarded as separate from its owner, effective as of the beginning of the Closing Date (the “SPAC Reorganization”); and

•

on the Closing Date, Can Merger Sub will amalgamate with Brains pursuant to a plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), with Brains continuing as the amalgamated entity (such amalgamated entity, “Amalco” and such transactions, the “Amalgamation”) and becoming a wholly owned subsidiary of PubCo, and pursuant to the Plan of Arrangement, (i) immediately prior to the Amalgamation, (A) the outstanding convertible promissory note issued by Brains to DSM Venturing B.V. pursuant to a note purchase agreement dated August 19,

2022 (the “2022 Convertible Note”), including all outstanding principal and accrued and unpaid interest and other amounts owing thereunder, will be converted into Class A Common Voting Shares of Brains (the “Company Common Shares”), and the 2022 Convertible Note will be cancelled and terminated, and (B) each outstanding Class A Preferred Share of Brains (collectively, the “Company Preferred Shares”) will be converted into Company Common Shares in accordance with Brains’ articles and the applicable conversion agreement, and such preferred shares will be cancelled and terminated (collectively, the “Company Conversions”), (ii) in connection with the Amalgamation, (A) each Company Common Share issued and outstanding immediately prior to the Amalgamation (after giving effect to the Company Conversions and excluding shares held by shareholders who have validly exercised dissent rights) will be exchanged for a number of PubCo Shares equal to the Company Exchange Ratio (as defined below), (B) each Company Warrant outstanding immediately prior to the Amalgamation shall be exchanged for PubCo Rollover Warrants per the Company Exchange Ratio and (C) each Company Option outstanding immediately prior to the Amalgamation shall be assumed by PubCo and converted into options for PubCo Shares per the Company Exchange Ratio; (iii) each Can Merger Sub share outstanding immediately prior to the Amalgamation will be exchanged for one common share of Amalco; and (iv) in consideration for the issuance of PubCo Shares, Amalco will issue common shares to PubCo.

The transactions described above, together with the other transactions contemplated by the Business Combination Agreement, are hereinafter referred to as the “Transactions”.

Consideration

The aggregate consideration to be delivered to the security holders of Brains in connection with the Business Combination will consist of a number of newly issued PubCo Shares, Rollover Equity Awards and PubCo Rollover Warrants attributable to a transaction value equal to (A) $750.0 million (the “Enterprise Value”), minus (B) the Estimated Closing Balance Sheet Adjustment, minus (C) the excess of Company Expenses (if any) over $10.0 million, plus (D) the excess of SPAC Transaction Expenses (if any) over $10.0 million (such net amount, the “Transaction Value”), divided by $10.20 per share (the “Reference Value”).

The “Company Exchange Ratio” means the quotient obtained by dividing (i) the Transaction Value divided by the Reference Value by (ii) the Company Fully Diluted Shares (as defined below).

The “Company Fully Diluted Shares” means the sum of (without duplication) (A) the aggregate number of Company Common Shares issued and outstanding immediately prior to the Arrangement Effective Time, (B) the aggregate number of Company Common Shares issued or issuable upon exercise of all issued and outstanding Company Equity Awards (whether vested or unvested), including Company Equity Awards exercised prior to or in connection with the Arrangement, (C) the aggregate number of Company Common Shares issued or issuable upon exercise of all issued and outstanding Company Warrants, including Company Warrants exercised prior to or in connection with the Arrangement, and (D) the aggregate number of Company Common Shares issued or issuable upon conversion or exercise of any other issued and outstanding equity securities of the Company (including the 2022 Convertible Note), including equity securities (including the Company Preferred Shares) converted or to be converted prior to or in connection with the Arrangement.

In addition, the Business Combination Agreement provides for 14,705,882 additional PubCo Shares (the “Earnout Shares”) to be issued to Company Shareholders at Closing and held in escrow, with one-half released upon the occurrence of a Tranche A Triggering Event and the remaining one-half upon a Tranche B Triggering Event during the period beginning six months after Closing and ending three years after Closing (the “Earnout Period”). A “Tranche A Triggering Event” occurs if the volume-weighted average price of PubCo Shares equals or exceeds $12.50 per share for at least 20 trading days within any consecutive 30-trading-day period during the Earnout Period, and a “Tranche B Triggering Event” occurs upon satisfaction of the same condition at $15.00 per share, in each case subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions after Closing. The applicable triggering event will also occur if a Change of Control Transaction is consummated during the Earnout Period at an implied per share consideration equal to or greater than the applicable price target. Earnout Shares for which the applicable triggering event does not occur during the Earnout Period will be forfeited and cancelled.

Representations and Warranties

The Business Combination Agreement contains representations and warranties that are reasonably customary for similar transactions that are made by the parties as of the date of the Business Combination Agreement, or other specified dates, solely for the benefit of certain of the parties to the Business Combination Agreement, and in certain cases are subject to specified exceptions and materiality, Company Material Adverse Effect, SPAC Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or for information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

The representations, warranties and covenants contained in the Business Combination Agreement were made only as of the date of the Business Combination Agreement or, with respect to certain representations and warranties, as of the Closing Date or such other date as specified therein. Such representations, warranties and covenants may be qualified by information contained in the disclosure schedules to the Business Combination Agreement, which have not been publicly filed and are subject to contractual standards of materiality that may differ from those generally applicable to investors. The representations, warranties and covenants were made for purposes of allocating contractual risk among the parties to the Business Combination Agreement and should not be relied upon as characterizations of the actual state of facts or condition of SPAC, the Company, PubCo or any of their respective subsidiaries or affiliates. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on such representations, warranties and covenants or any descriptions thereof as statements of fact.

“Company Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Group Companies, taken as a whole, or (ii) would prevent, materially impair or materially delay the ability of the Company to perform its obligations under the Business Combination Agreement and the ancillary documents or consummate the Business Combination, subject to the exceptions set forth in the Business Combination Agreement.

“SPAC Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of SPAC, or (ii) would prevent, materially impair or materially delay the ability of SPAC to perform its obligations under the Business Combination Agreement and the ancillary documents or consummate the Business Combination, subject to the exceptions set forth in the Business Combination Agreement.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements that by their terms expressly contemplate performance in whole or in part after the Closing.

Covenants of the Parties

Each party to the Business Combination Agreement has agreed to use its reasonable best efforts to consummate the Business Combination. The Business Combination Agreement also contains certain customary covenants by each of the parties that apply during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement, including: (i) the provision of access to the applicable party’s properties, directors, officers, books and personnel; (ii) the operation of the parties’ respective businesses in the ordinary course of business; (iii) the timely filing of SPAC’s required filings with the U.S. Securities and Exchange Commission (the “SEC”); (iv) notifications to the other parties of certain breaches, consent requirements and other matters; (v) obtaining third-party and regulatory approvals; (vi) tax matters; (vii) public announcements with respect to the Business Combination Agreement and the Transactions; and; (viii) confidentiality. The Business Combination Agreement also contains certain customary post-Closing covenants, including, without limitation, in regard to (A) tax matters, (B) the maintenance of books and records; and (C) the indemnification of directors and officers.

Additionally, both SPAC and the Company agreed that they will not solicit or enter into a competing alternative transaction, in accordance with customary terms and provisions set forth in the Business Combination Agreement.

SPAC agreed that its board of directors (the “SPAC Board”) will not change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, its recommendation to its shareholders (the “SPAC Board Recommendation”) for approval of the Business Combination Agreement and the Transactions (a “Change in Recommendation”); provided, however, that, prior to the receipt of the SPAC Shareholder Approval, if the SPAC Board, after consultation with its outside legal counsel, determines in good faith that the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, then the SPAC Board may make a Change in Recommendation; provided that the SPAC Board will not be entitled to make a Change in Recommendation unless (i) SPAC delivers to Brains a written notice advising Brains that the SPAC Board proposes to take such action and containing the material facts underlying its determination, and (ii) at or after 10:00 a.m., New York City time, on the fifth Business Day immediately following delivery of such notice, the SPAC Board again determines in good faith, after consultation with its outside legal counsel, that the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law; provided that any Change in Recommendation shall not affect SPAC’s obligations to furnish the proxy statement/prospectus, convene the SPAC Shareholders Meeting and solicit SPAC Shareholder Approval, unless the Business Combination Agreement is terminated in accordance with its terms.

Brains will deliver to SPAC and PubCo the financial statements of Brains required to be included in the Registration Statement, the Canadian Prospectus and other filings in connection with the Business Combination as promptly as reasonably practicable following the date of the Business Combination Agreement.

The parties will, as promptly as reasonably practicable after the date of the Business Combination Agreement, prepare and PubCo will file with, or confidentially submit to, the SEC a registration statement on Form F-4 (the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the securities of PubCo to be issued pursuant to the Transactions, and containing a proxy statement/prospectus for the solicitation of proxies from SPAC shareholders to approve the Transaction Proposals and obtain the SPAC Shareholder Approval at a meeting of SPAC’s shareholders (the “SPAC Shareholders Meeting”), and providing SPAC’s public shareholders with an opportunity to request redemption of their public shares in connection with the Business Combination, as required by SPAC’s amended and restated memorandum and articles of association (the “SPAC Shareholder Redemptions”).

The Business Combination Agreement includes a covenant on the part of the Company to prepare and file a preliminary and final prospectus with the British Columbia Securities Commission (the “Canadian Prospectus”) in sufficient time for PubCo to become a reporting issuer in the Province of British Columbia promptly following the Closing Date, becoming a reporting issuer in the Province of British Columbia is not a condition to Closing.

As soon as reasonably practicable following the effectiveness of the Registration Statement, the Company will convene a meeting of its shareholders (the “Company Shareholders Meeting”) to obtain approval of the Plan of Arrangement by the affirmative vote of the holders of not less than two-thirds of the Company Common Shares present in person or represented by proxy at the Company Shareholders Meeting and, if and to the extent required by the Court, such other approval of the Company’s securityholders as may be required. The Arrangement will also require an Interim Order and Final Order from the Supreme Court of British Columbia.

The parties shall take all action necessary or appropriate so that, effective immediately after the Closing, the board of directors and officers of PubCo will initially consist of the individuals set forth in the Company Disclosure Schedules.

During the period following the date of the Business Combination Agreement and continuing until the Closing Date, SPAC, PubCo and Brains shall use their respective commercially reasonable efforts to enter into and consummate written agreements for one or more Transaction Financings (as defined below) with aggregate proceeds of up to $100.0 million, on such terms and structuring and using such strategy, placement agents and approach, as SPAC and Brains shall mutually agree. The parties shall cooperate with one another in connection with the Transaction Financings, including by having Brains’ senior management participate in investor meetings and roadshows as reasonably requested by PubCo or SPAC.

“Transaction Financings” means one or more capital raising transactions in connection with the Transactions structured as one or a combination of common equity, preferred equity, convertible equity or debt, non-redemption or backstop arrangements with respect to the Trust Account, a committed equity facility, debt facility, and/or other sources of cash or cash equivalents, in each case, whether such investment is into PubCo, SPAC or Brains.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions, unless waived to the extent permitted by applicable law: (i) obtaining the SPAC Shareholder Approval and Company Required Approval; (ii) obtaining the Interim Order and Final Order of the Supreme Court of British Columbia approving the Arrangement; (iii) the filing of the applicable Arrangement Filings under the Business Corporations Act (British Columbia); (iv) the expiration or termination of applicable waiting periods and receipt of required consents under specified foreign antitrust laws; (v) the absence of any law, order or other legal restraint preventing the consummation of the Transactions; (vi) the effectiveness of the Registration Statement and the absence of any effective SEC stop order or pending proceeding seeking such an order; (vii) the approval of PubCo’s initial listing application on Nasdaq or another agreed securities exchange, satisfaction of applicable listing requirements and approval for listing of the PubCo Shares and PubCo SPAC Warrants; (viii) PubCo having, immediately after giving effect to the Transactions, including the Transaction Financings and SPAC Shareholder Redemptions, at least $5,000,001 of consolidated net tangible assets; and (ix) the Company Transaction Support Agreement and SPAC Transaction Support Agreement remaining in full force and effect.

In addition, unless waived by the Company to the extent permitted by applicable law, the obligations of the Company and PubCo to consummate the Transactions are subject to the following conditions: (i) the representations and warranties of SPAC relating to certain fundamental matters being true and correct in all respects (except for de minimis inaccuracies), subject to specified exceptions; (ii) the other representations and warranties of SPAC being true and correct except for any failures to be true and correct that, individually or in the aggregate, have not had or would not reasonably be expected to have a SPAC Material Adverse Effect; (iii) SPAC having performed and complied in all material respects with its pre-Closing covenants and agreements; (iv) the absence of any continuing SPAC Material Adverse Effect; (v) SPAC having made the necessary arrangements for the disbursement of funds held in its Trust Account; and (vi) SPAC having delivered certain certificates and other closing documents required under the Business Combination Agreement.

Unless waived by SPAC to the extent permitted by applicable law, the obligations of SPAC to consummate the Transactions are subject to the following conditions: (i) the representations and warranties of the Company relating to certain fundamental matters being true and correct in all respects (except for de minimis inaccuracies), subject to specified exceptions; (ii) the other representations and warranties of the Company being true and correct, except for inaccuracies that have not had or would not reasonably be expected to have a Company Material Adverse Effect; (iii) the Group Companies having performed and complied in all material respects with their pre-Closing covenants and agreements; (iv) the absence of any continuing Company Material Adverse Effect; (v) holders of less than 5.0% of the issued and outstanding Company Shares having validly exercised and not withdrawn their Arrangement Dissent Rights; (vi) the termination or cancellation of certain existing Company shareholder agreements and release of related obligations without ongoing liability; and (vii) the Company having delivered certain certificates and other closing documents required under the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either SPAC or Brains if the Closing does not occur by June 30, 2027 (the “Termination Date”); provided that this right to terminate the Business Combination Agreement shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before the Termination Date and such action or failure to act constitutes a breach of the Business Combination Agreement.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior to the Closing, including, among other reasons: (i) by mutual written consent of SPAC and Brains; (ii) by either SPAC or Brains if a governmental authority of competent jurisdiction will have issued an order or law permanently restraining, enjoining or otherwise prohibiting the Transactions and such order or law has become final and non-appealable; (iii) by Brains for a breach of SPAC’s representations, warranties or covenants under the Business Combination Agreement, subject to applicable cure periods and other contractual limitations, such that the related closing condition would not be met; (iv) by SPAC for a breach of Brains’ representations, warranties or covenants under the Business Combination Agreement, subject to applicable cure periods and other contractual limitations, such that the related closing condition would not be met; (v) by SPAC, if there shall have been a Company Material Adverse Effect following the date of the Business Combination Agreement which is continuing and incapable of being cured prior to the Termination Date; (vi) by Brains prior to obtaining the approval of SPAC’s shareholders, if the SPAC Board shall have made a Change in Recommendation; (vii) by either Brains or SPAC if SPAC holds the SPAC Shareholders Meeting and such approval is not obtained; (viii) by either Brains or SPAC if the Company Shareholders Meeting to approve the Arrangement is held and the requisite approval is not obtained; (ix) by SPAC if Brains fails to deliver certain required financial statements or financial information within the applicable cure periods set forth in the Business Combination Agreement, in each case, subject to the limitations set forth in the Business Combination Agreement where a party’s breach caused the failure to obtain the applicable shareholder approval; (x) by SPAC if Brains fails to deliver, within 60 days following the date of the Business Combination Agreement, the Company Transaction Support Agreements executed by Company Shareholders holding at least 66 2⁄3% of the voting power of the Company, including previously delivered voting agreements and (xi) if SPAC and Brains are unable reasonably and in good faith to agree in writing on the form and substance of lock-up agreements to be entered into by certain Company shareholders subsequent to the execution of the Business Combination Agreement; provided that, in the case of (iii), (iv), (vii), (viii) and (ix), a party may not so terminate the Business Combination Agreement if such party’s breach thereof resulted in the applicable termination provision being triggered.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to confidentiality, effect of termination and customary miscellaneous provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for willful or material breach of the Business Combination Agreement or fraud (involving scienter) prior to such termination.

Fees and Expenses

Except as otherwise provided in the Business Combination Agreement, all expenses incurred in connection with the Business Combination Agreement, the ancillary documents and the Transactions shall be paid by the party incurring such expenses. If the Business Combination Agreement is terminated in accordance with its terms, other than by the Company in the event of a Change in Recommendation the Company will pay all Unpaid Company Expenses and SPAC will pay all Unpaid SPAC Expenses. If the Business Combination Agreement is terminated by the Company in the event of a Change in Recommendation SPAC will pay or reimburse all Company Expenses, up to an aggregate amount of $3.0 million, and pay all Unpaid SPAC Expenses. If the Closing occurs, PubCo will pay all Unpaid SPAC Expenses and Unpaid Company Expenses. Filing and registration fees associated with the Registration Statement and all associated financial printer and proxy solicitation expenses will be deemed SPAC Expenses. PubCo will bear and pay any Transfer Taxes imposed on a party as a result of the Transactions, provided that if the Closing does not occur, each party will bear and pay any Transfer Taxes imposed on such party under applicable law.

Trust Account Waiver

Each party to the Business Combination Agreement other than SPAC has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in SPAC’s Trust Account held for its public shareholders, and has agreed not to make, and has waived any right to make, any claim against the Trust Account (including any distributions therefrom), subject to the exceptions set forth in the Business Combination Agreement.

Governing Law

The Business Combination Agreement is governed by Delaware law, except to the extent mandatorily governed by the laws of British Columbia, including the federal laws of Canada applicable therein. The parties have submitted to the exclusive jurisdiction of the Delaware Court of Chancery or, if such court declines jurisdiction, another state or federal court located in Delaware, except for matters relating to the Arrangement and the Plan of Arrangement.

Related Agreements

Company Transaction Support Agreement

Simultaneously with the execution of the Business Combination Agreement, certain shareholders of Brains entered into voting agreements (collectively, the “Company Transaction Support Agreements”), pursuant to which, among other things, each Supporting Company Shareholder agreed to vote its Company Shares in favor of the Plan of Arrangement and the Transactions subject to certain customary conditions.

Each Supporting Company Shareholder also agreed to take certain other actions in support of the Business Combination Agreement and the Transactions, subject to the conditions of the Company Transaction Support Agreements.

A copy of the form of Company Transaction Support Agreements is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Company Lock-Up Agreements

Simultaneously with the execution of the Business Combination Agreement, certain shareholders of Brains will enter into lock-up agreements (collectively, the “Lock-Up Agreement”), pursuant to which each such shareholder agreed not to transfer or otherwise dispose of certain securities of PubCo received in connection with the Business Combination for a period of time following the Closing, to be mutually agreed upon between the parties, and subject to the terms and conditions and certain customary exceptions set forth therein.

SPAC Transaction Support Agreement

Simultaneously with the execution of the Business Combination Agreement, the Sponsor and the directors and officers of SPAC entered into a voting agreement (the “SPAC Transaction Support Agreement”), pursuant to which, among other things, the Sponsor and such directors and officers will agree to vote in favor of the Business Combination Agreement and the Business Combination, subject to the terms and conditions set forth therein.

A copy of the form of SPAC Transaction Support Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Registration Rights Agreement

On or around the Closing Date, PubCo, the Sponsor and certain other shareholders of SPAC and Brains will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, PubCo will grant such shareholders certain customary registration rights with respect to their respective Equity Securities of PubCo, in each case, on the terms and subject to the conditions described therein.

Warrant Assignment, Assumption and Amendment Agreement

On or around the Closing Date, SPAC, PubCo and Continental Stock Transfer & Trust Company will enter into a Warrant Assignment, Assumption and Amendment Agreement pursuant to which PubCo will assume the SPAC Warrants, and such warrants will become PubCo SPAC Warrants exercisable for PubCo Shares at an exercise price of $11.50 per share, subject to adjustment.

The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 5, 2026, SPAC and Brains issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

SPAC is also including in this Current Report an investor presentation to be used by SPAC and Brains at various meetings with institutional investors or analysts. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report and incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing

Additional Information and Where to Find It

In connection with the Business Combination, Armada III, Brains and PubCo intend to file with the SEC a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement/prospectus relating to the proposed Business Combination. After the Registration Statement is declared effective, Armada III will mail the definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the Business Combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Armada III, Brains, PubCo and the Business Combination. Investors will be able to obtain free copies of these documents through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Armada III and Brains and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Armada III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Armada III’s directors and officers in the Business Combination in Armada III’s filings with the SEC, including the final prospectus of Armada III dated February 17, 2026 and filed with the SEC on February 18, 2026 (the “IPO Prospectus”) and the annual report on Form 10-K filed by Armada III with the SEC on March 20, 2026 (the “Form 10-K”). To the extent that holdings of Armada III’s securities have changed from the amounts reported in the Form 10-K, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Armada III’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form F-4 for the Business Combination, which will be filed by Armada III, Brains and PubCo with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Armada III, Brains and PubCo through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

About Brains Bioceutical Corp.

Brains Bioceutical Corp. is a pharmaceutical company combining an established EU-GMP manufacturing and regulatory platform with a portfolio of proprietary and partnered drug-development programs focused on cannabinoid-based therapeutics. Through its wholly owned subsidiary, BSPG Laboratories Limited, Brains operates an MHRA-inspected and registered API manufacturing facility in Kent, England, supplying pharmaceutical-grade cannabinoid APIs to pharmaceutical and healthcare companies serving regulated markets. The Company’s operating model is built around two primary value drivers, API manufacturing and supply and pharmaceutical development, complemented by nutraceuticals and animal health. Brains is headquartered in Vancouver, British Columbia. For more information, visit www.brainsbio.com.

About Armada Acquisition Corp. III

Armada III is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. On October 31, 2026, Armada III entered into a definitive business combination agreement with Brains.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws (which shall include forward-looking information within the meaning of Canadian securities laws) with respect to the parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Armada III, Brains, the combined company, and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by Armada III and by Brains, the development, manufacturing and commercialization of cannabinoid-based active pharmaceutical ingredients (“APIs”) and therapeutics, the anticipated business of the combined company, Brains and the markets in which they operate, planned business strategies, including, without limitation, Brains’ plans to expand its pharmaceutical-grade cannabinoid API manufacturing and supply operations and advance its proprietary and partnered drug-development programs, anticipated product development, clinical trial, regulatory filing, approval and commercialization timelines, expected customer and partner programs, product launches and geographic expansion, plans and use of proceeds, including proceeds from the Business Combination and contemplated private placement financings, objectives of management for future operations of Brains, expected operating costs of the combined company and its subsidiaries, the upside potential and opportunity for investors, the combined company and Brains’ plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance, and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Armada III’s public shareholders, and the parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but this Current Report on Form 8-K may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Armada III’s securities; the risk that the Business Combination may not be completed by Armada III’s business combination deadline or any extension thereto; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of

Armada III’s shareholders and the approval of Brains’ shareholders; the risk that holders of Armada III’s public shares exercise redemption rights in amounts that reduce the cash available to the combined company; the failure to obtain or consummate the contemplated private placement financings on acceptable terms or at all; the failure of the combined company to obtain or maintain the listing of its securities on the Nasdaq Stock Market after closing of the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and regulatory conditions; risks relating to Brains’ or the combined company’s anticipated operations and business, including, without limitation, Brains’ plans to manufacture and supply cannabinoid APIs, expand its commercial operations and develop and commercialize cannabinoid-based therapeutics, including the costs, timelines, clinical trial results, regulatory approvals and risks associated therewith; risks related to increased competition in the industries in which the combined company will operate; risks that after consummation of the Business Combination, the combined company may experience difficulties managing its growth, expanding operations, or executing its strategies; risks relating to pharmaceutical product development, clinical trials, regulatory filings and approvals, manufacturing capacity and compliance with applicable pharmaceutical and controlled-substance regulations; risks relating to the regulation of cannabidiol and other cannabinoids by the U.S. Food and Drug Administration and U.S. state authorities, including in dietary supplements, food, beverages, cosmetics and animal health products, which may limit or prohibit the sale of such products in the United States; risks relating to Brains’ reliance on third-party customers, commercial partners, suppliers, intellectual property rights and licenses; the outcome of any potential legal proceedings that may be instituted against Brains, Armada III, or others following announcement of the Business Combination; and those risk factors discussed in documents that Armada III, Brains or PubCo filed, or will file, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the IPO Prospectus, (ii) the Form 10-K, (iii) the Registration Statement, which will include a proxy statement of Armada III, and other documents filed or to be filed by Armada III, Brains and PubCo from time to time with the SEC. These materials do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Armada III nor Brains presently knows or that Armada III and Brains currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation or intends to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. None of the parties or any of their representatives gives any assurance that any of Armada III, Brains, or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*†	Business Combination Agreement, dated as of October 31, 2026, by and among Armada Acquisition Corp. III, Armada Sponsor III, LLC, Brains Bioceutical Corp., and Brains Therapeutics Corp.

10.1†	Form of Company Transaction Support Agreement

10.2†	Form of SPAC Transaction Support Agreement

99.1	Joint Press Release

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

The exhibits and schedules to this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

*	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	ARMADA ACQUISITION CORP. III

	By:	/s/ Stephen P. Herbert
	Name:	Stephen P. Herbert
	Title:	Chief Executive Officer